Pro forma financial measures Exhibit 99.2

© Copyright 2021 Dell Inc. PRO FORMA NON-GAAP FINANCIAL MEASURES This presentation includes information about pro forma non-GAAP revenue, pro forma non-GAAP gross margin, pro forma non-GAAP operating expenses, pro forma non-GAAP selling, general, and administrative expenses, pro forma non-GAAP research and development expenses, pro forma non-GAAP operating income, pro forma non-GAAP interest and other, net, pro forma non-GAAP income tax, pro forma non-GAAP net income, pro forma non-GAAP net income attributable to non-controlling interests, pro forma non-GAAP net income attributable to Dell Technologies Inc., pro forma non-GAAP earnings per share attributable to Dell Technologies Inc. – basic, and pro forma non-GAAP earnings per share attributable to Dell Technologies Inc. – diluted (collectively the “pro forma non-GAAP financial measures”), which are not measurements of financial performance prepared in accordance with U.S. generally accepted accounting principles. We have provided a reconciliation of the pro forma non-GAAP measures to the most directly comparable pro forma GAAP measures in the slides captioned “Supplemental management estimated pro forma non-GAAP measures.”

© Copyright 2021 Dell Inc. Pro forma financial measures1,2 1 Pro forma financial measures are computed assuming the VMware spin-off transaction occurred on the first day of Fiscal 2019 and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in 1Q Fiscal 2021 only. Interest savings are reflected in Fiscal 2021 and 2Q Fiscal 2022 year-to-date only. Diluted earnings per share includes the pro forma impact of conversion of outstanding equity incentive awards reflected in Fiscal 2021 and 2Q Fiscal 2022 year-to-date only. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. 2 Results include material adjustments related to purchase accounting and other items. For additional detail on these adjustments, please refer to the accompanying supplemental slides. 3 See accompanying supplemental slides for weighted average shares and EPS calculation. 2

© Copyright 2021 Dell Inc. Pro forma financial measures1,2 2 1 Pro forma financial measures are computed assuming the VMware spin-off transaction occurred on the first day of Fiscal 2019 and include adjustments for discontinued operations related to VMware and material nonrecurring charges and credits which result directly from the transaction. Material non-recurring charges are reflected in 1Q Fiscal 2021 only. Interest savings are reflected in Fiscal 2021 and 2Q Fiscal 2022 year-to-date only. Diluted earnings per share includes the pro forma impact of conversion of outstanding equity incentive awards reflected in Fiscal 2021 and 2Q Fiscal 2022 year-to-date only. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. 2 Results include material adjustments related to purchase accounting and other items. For additional detail on these adjustments, please refer to the accompanying supplemental slides. 3 See accompanying supplemental slides for weighted average shares and EPS calculation.

© Copyright 2021 Dell Inc. Adjusted non-GAAP pro forma financial measures1,2 2 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. Pursuant to Regulation S-X Article 11, Fiscal 2021 and 2Q Fiscal 2022 year-to-date reflected interest savings, with associated tax impacts, and diluted earnings per share pro forma impacts of conversion of outstanding equity incentive awards within such filed unaudited pro forma financial information. Adjusted non-GAAP pro forma financial measures for Fiscal 2019 and Fiscal 2020 presented herein were adjusted to reflect the same pro forma adjustments as if the VMware spin-off transaction occurred on the first day of Fiscal 2019, and therefore reflect interest savings of $419 million and $467 million, respectively (with an associated tax impact of $102 million and $114 million) as well as the pro forma impact of conversion of outstanding equity incentive awards on diluted earnings per share. 2 See accompanying supplemental slides for reconciliation of non-GAAP measures to GAAP. 3 See accompanying supplemental slides for weighted average shares and EPS calculation.

© Copyright 2021 Dell Inc. 2 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. Pursuant to Regulation S-X Article 11, Fiscal 2021 and 2Q Fiscal 2022 year-to-date reflected interest savings, with associated tax impacts, and diluted earnings per share pro forma impacts of conversion of outstanding equity incentive awards within such filed unaudited pro forma financial information. 2 See accompanying supplemental slides for reconciliation of non-GAAP measures to GAAP. 3 See accompanying supplemental slides for weighted average shares and EPS calculation. Adjusted non-GAAP pro forma financial measures1,2

© Copyright 2021 Dell Inc. Appendix A Supplemental adjusted pro forma non-GAAP measures

© Copyright 2021 Dell Inc. Supplemental adjusted pro forma non-GAAP measures1 Pro forma revenue and gross margin 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. 2 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction. 3 Consists of acquisition, integration, and divestiture-related costs. 4 Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs.

© Copyright 2021 Dell Inc. Pro forma SG&A, R&D and operating expense 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. 2 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction. 3 Consists of acquisition, integration, and divestiture-related costs. 4 Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. Supplemental adjusted pro forma non-GAAP measures1

© Copyright 2021 Dell Inc. Pro forma operating income 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. 2 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction. 3 Consists of acquisition, integration, and divestiture-related costs. 4 Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. Supplemental adjusted pro forma non-GAAP measures1

© Copyright 2021 Dell Inc. Pro forma interest and other, net 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. Pursuant to Regulation S-X Article 11, Fiscal 2021 and 2Q Fiscal 2022 year-to-date reflected interest savings within such filed unaudited pro forma financial information. Adjusted non-GAAP pro forma financial measures for Fiscal 2019 and Fiscal 2020 presented herein were adjusted to reflect the same pro forma adjustments as if the VMware spin-off transaction occurred on the first day of Fiscal 2019, and therefore reflect interest savings of $419 million and $467 million, respectively. 2 Consists of acquisition, integration, and divestiture-related costs. 3 Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. 4 Consists of the gain (loss) on strategic investments, which includes the fair value adjustments on equity investments. 5 Reflects the aforementioned pro forma impact of interest savings in Fiscal 2019 and Fiscal 2020. Supplemental adjusted pro forma non-GAAP measures1

© Copyright 2021 Dell Inc. Pro forma net income 12 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. Pursuant to Regulation S-X Article 11, Fiscal 2021 and 2Q Fiscal 2022 year-to-date reflected interest savings, with associated tax impacts within such filed unaudited pro forma financial information. Adjusted non-GAAP pro forma financial measures for Fiscal 2019 and Fiscal 2020 presented herein were adjusted to reflect the same pro forma adjustments as if the VMware spin-off transaction occurred on the first day of Fiscal 2019, and therefore reflect interest savings of $419 million and $467 million, respectively (with an associated tax impact of $102 million and $114 million). 2 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction. 3 Consists of acquisition, integration, and divestiture-related costs. 4 Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. 5 Consists of the gain (loss) on strategic investments, which includes the fair value adjustments on equity investments. 6 Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items. 7 Reflects the aforementioned pro forma impact of interest savings, and the related tax impacts, in Fiscal 2019 and Fiscal 2020. Supplemental adjusted pro forma non-GAAP measures1

© Copyright 2021 Dell Inc. Pro forma net income attributable to Dell Technologies Inc. 13 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. Pursuant to Regulation S-X Article 11, Fiscal 2021 and 2Q Fiscal 2022 year-to-date reflected interest savings, with associated tax impacts within such filed unaudited pro forma financial information. Adjusted non-GAAP pro forma financial measures for Fiscal 2019 and Fiscal 2020 presented herein were adjusted to reflect the same pro forma adjustments as if the VMware spin-off transaction occurred on the first day of Fiscal 2019, and therefore reflect interest savings of $419 million and $467 million, respectively (with an associated tax impact of $102 million and $114 million). 2 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction. 3 Consists of acquisition, integration, and divestiture-related costs. 4 Consists of impairment charges, incentive charges related to equity investments, severance, facilities action, and other costs. 5 Consists of the gain (loss) on strategic investments, which includes the fair value adjustments on equity investments. 6 Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items. 7 Reflects the aforementioned pro forma impact of interest savings, and the related tax impacts, in Fiscal 2019 and Fiscal 2020. Supplemental adjusted pro forma non-GAAP measures1

© Copyright 2021 Dell Inc. Pro forma earnings per share - basic and diluted 1 Adjusted non-GAAP pro forma financial measures represent management estimates and are not presented in accordance with Regulation S-X Article 11. Unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11, is filed as Exhibit 99.1 to the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. Pursuant to Regulation S-X Article 11, Fiscal 2021 and 2Q Fiscal 2022 year-to-date reflected interest savings, with associated tax impacts, and diluted earnings per share pro forma impacts of conversion of outstanding equity incentive awards within such filed unaudited pro forma financial information. Adjusted non-GAAP pro forma financial measures for Fiscal 2019 and Fiscal 2020 presented herein were adjusted to reflect the same pro forma adjustments as if the VMware spin-off transaction occurred on the first day of Fiscal 2019, and therefore reflect interest savings of $419 million and $467 million, respectively (with an associated tax impact of $102 million and $114 million) as well as the pro forma impact of conversion of outstanding equity incentive awards on diluted earnings per share. 2 Includes adjustments that give effect to the Class V transaction that occurred in Q4 of Fiscal 2019, as if they occurred on the first day of Fiscal 2019, including certain static share count and average stock price assumptions driven by the incremental Class C shares issued upon closing of the Class V transaction. 3 Pursuant to the Dell Technologies Inc. 2013 Stock Incentive Plan, the VMware spin-off transaction was deemed a restructuring event, requiring an adjustment of outstanding equity incentive awards in the ratio of 1.97 to 1. This adjustment resulted in an increase to potentially dilutive securities outstanding and is reflected as if the transaction had occurred at the beginning of the period. Pursuant to Regulation S-X Article 11, this adjustment is reflected in Fiscal 2021 and 2Q Fiscal 2022 year-to-date only within pro forma earnings per share - diluted. Adjusted non-GAAP pro forma financial measures for Fiscal 2019 and Fiscal 2020 presented herein are adjusted to reflect the same pro forma adjustments as if the VMware spin-off transaction occurred on the first day of Fiscal 2019. 4 Adjusted pro forma non-GAAP net income attributable to Dell Technologies Inc. includes the impact of aforementioned interest savings and related tax impacts in Fiscal 2019 and Fiscal 2020. 2 2 2 Supplemental adjusted pro forma non-GAAP measures1 22 2